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                                                                    Exhibit 23.1





                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 of our report dated January 25, 2002, relating to the financial statements and financial statement schedule which appears in Boston Properties' Annual Report on Form 10-K for the year ended December 31, 2001. We also consent to the reference to our firm under the caption "Experts" in such Registration Statement.



                                                 /s/ PricewaterhouseCoopers LLP

                                                     PricewaterhouseCoopers LLP

March 4, 2002